                                                                   EXHIBIT 99.19

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA




IN RE:  TAL WIRELESS NETWORKS, INC.       CASE NO: 97-58435 MM
                                          --------------------------------

                                          CHAPTER 11
                                          MONTHLY OPERATING REPORT
                                          (GENERAL BUSINESS CASE)

-------------------------------------------------------------------------

                                          SUMMARY OF FINANCIAL STATUS

MONTH ENDED                  November, 1999
                        -------------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                  END OF           END OF              AS OF
                                                                                 CURRENT           PRIOR              PETITION
2.     ASSET/LIABILITY SUMMARY                                                    MONTH            MONTH               FILING
                                                                                  -----            -----               ------
         Current Assets (Market Value)                                               $123,141          $125,229          $245,867
                                                                             -----------------  ----------------  ----------------
         Total Assets (Market Value)                                               $3,123,141        $3,125,229        $5,665,985
                                                                             -----------------  ----------------  ----------------
         Current Liabilities                                                         $295,667          $273,792                $0
                                                                             -----------------  ----------------  ----------------
         Total Liabilities                                                         $5,662,702        $5,640,827        $5,467,035
                                                                             -----------------  ----------------  ----------------

                                                                                                                    PETITION
                                                                                 CURRENT            PRIOR            DATE TO
3.     STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                       MONTH             MONTH           MONTH END
                                                                                  -----             -----           ---------
         a.  Total Receipts                                                                $0                $0          $285,557
                                                                             -----------------  ----------------  ----------------
         b.  Total Disbursements                                                       $2,088            $2,772          $178,897
                                                                             -----------------  ----------------  ----------------
         c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)               ($2,088)          ($2,772)         $106,660
                                                                             -----------------  ----------------  ----------------
         d.  Cash Balance Beginning of Month                                         $125,229          $128,001   ----------------
                                                                             -----------------  ----------------
         e.  Cash Balance End of Month (c + d)                                       $123,141         $ 125,229
                                                                             -----------------  ----------------
                                                                             -----------------  ----------------

4.     POST-PETITION LIABILITIES & RECEIVABLES                                 RECEIVABLES                         LIABILITIES
                                                                               -----------                         -----------
         Balance at End of Previous Month                                                  $0                            $272,792
                                                                             -----------------                    ----------------
         Balance at End of Current Month                                                   $0                            $295,667
                                                                             -----------------                    ----------------

5.     PAST DUE POST-PETITION LIABILITIES
         Balance at End of Previous Month (over 30 days)                                   $0
                                                                             -----------------
         Balance at End of Current Month (over 30 days)                                    $0
                                                                             -----------------

                                                                                                         YES               NO
                                                                                                         ---               --
6.     Are all federal, state, and local taxes current? (if no, attach schedule
       of unpaid items)                                                                             X
                                                                                                    ----------------  --------------
7.     Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing
       including date of payment, amount of payment and name of payee)                                                X
                                                                                                    ----------------  --------------
8.     Have any payments been made to officers, insiders, shareholders, relatives?
       (if yes, attach listing including date of payment, amount and reason for payment,
       and name of payee)                                                                                             X
                                                                                                    ----------------  --------------
9.     Have any payments been made to professionals? (if yes, attach listing including
       date of payment, amount of payment and name of payee)                                                          X
                                                                                                    ----------------  --------------
10.    If you answered yes to line 7,8, or 9, were all such payments approved by the court?       # N/A
                                                                                                    ----------------  --------------
11.    Is the estate insured for replacement cost of assets and for general liability?              N/A
                                                                                                    ----------------  --------------
12.    Are U.S. Trustee quarterly fees current?                                                     X
                                                                                                    ----------------  --------------

       I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


       Date:  12/13/99                    Richard J Redett
             ---------------              --------------------------------
                                          Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                       FOR THE MONTH ENDED November, 1999
                                           --------------

                                  ($         )
                                    --------

         ASSETS


                                                                             FROM SCHEDULES     MARKET VALUE
                                                                            --------------     ------------
         CURRENT ASSETS
 1            Cash and cash equivalents - unrestricted                                                   $123,141
                                                                                          ------------------------
 2            Cash and cash equivalents - restricted                                                           $0
                                                                                          ------------------------
 3            Accounts receivable (net)                                           A                            $0
                                                                                          ------------------------
 4            Inventory                                                           B                            $0
                                                                                          ------------------------
 5            Prepaid expenses                                                                                 $0
                                                                                          ------------------------
 6            Other:
                      -------------------------------------------------                   ------------------------
 7
              ---------------------------------------------------------                   ------------------------

 8                TOTAL CURRENT ASSETS                                                                   $123,141
                                                                                          ------------------------


         PROPERTY AND EQUIPMENT (MARKET VALUE)
 9            Real property                                                       C                            $0
                                                                                          ------------------------
10            Machinery and equipment                                             D                            $0
                                                                                          ------------------------
11            Furniture and fixtures                                              D                            $0
                                                                                          ------------------------
12            Office equipment                                                    D                            $0
                                                                                          ------------------------
13            Leasehold improvements                                              D                            $0
                                                                                          ------------------------
14            Vehicles                                                            D                            $0
                                                                                          ------------------------
15            Other:                                                              D
                      -------------------------------------------------                   ------------------------
16                                                                                D
              ---------------------------------------------------------                   ------------------------
17                                                                                D
              ---------------------------------------------------------                   ------------------------
18                                                                                D
              ---------------------------------------------------------                   ------------------------
19                                                                                D
              ---------------------------------------------------------                   ------------------------

20                TOTAL PROPERTY AND EQUIPMENT                                                                 $0
                                                                                          ------------------------

         OTHER ASSETS
21            Notes receivable-net of allowances                                                       $3,000,000
              ---------------------------------------------------------                   ------------------------
22            Investment-NST                                                                                   $0
              ---------------------------------------------------------                   ------------------------
23            Investment-subs                                                                                  $0
              ---------------------------------------------------------                   ------------------------
24            Accounts receivable-intercompany net of allowances                                               $0
              ---------------------------------------------------------                   ------------------------

25                TOTAL OTHER ASSETS                                                                   $3,000,000
                                                                                          ------------------------

26                TOTAL ASSETS                                                                         $3,123,141
                                                                                          ------------------------
                                                                                          ------------------------


NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                              --------------------------------

          --------------------------------------------------------------------

          --------------------------------------------------------------------

          --------------------------------------------------------------------

          --------------------------------------------------------------------

          --------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                 ($         )
                                   --------



         LIABILITIES                                                              FROM SCHEDULES
                                                                                  --------------
            POST-PETITION

                 CURRENT LIABILITIES
27                Salaries and wages
                                                                                              ------------------------
28                Payroll taxes
                                                                                              ------------------------
29                Real and personal property taxes
                                                                                              ------------------------
30                Income taxes
                                                                                              ------------------------
31                Notes payable (short term)
                                                                                              ------------------------
32                Accounts payable (trade)                                           A
                                                                                              ------------------------
33                Real property lease arrearage
                                                                                              ------------------------
34                Personal property lease arrearage
                                                                                              ------------------------
35                Accrued professional fees                                                                  $270,667
                                                                                              ------------------------
36                Current portion of long-term debt (due within 12 months)
                                                                                              ------------------------
37                Other:
                                     -----------------------------------------                ------------------------
38                    Unearned Deposit for legal fees                                                         $25,000
                      --------------------------------------------------------                ------------------------
39
                      --------------------------------------------------------                ------------------------

40                TOTAL CURRENT LIABILITIES                                                                  $295,667
                                                                                              ------------------------

41            LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                              ------------------------

42                TOTAL POST-PETITION LIABILITIES                                                            $295,667
                                                                                              ------------------------

         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43                Secured claims                                                     E
                                                                                              ------------------------
44                Priority unsecured claims                                          E                       $101,776
                                                                                              ------------------------
45                General unsecured claims                                           E                     $5,265,259
                                                                                              ------------------------

46                TOTAL PRE-PETITION LIABILITIES                                                           $5,367,035
                                                                                              ------------------------

47                TOTAL LIABILITIES                                                                        $5,662,702
                                                                                              ------------------------

      EQUITY (DEFICIT)

48                    Preferred Stock                                                                         $80,000
                      --------------------------------------------------------                ------------------------
49                    Common Stock                                                                            $28,846
                      --------------------------------------------------------                ------------------------
50                    Additional Paid-In Capital                                                          $18,461,441
                      --------------------------------------------------------                ------------------------
51                    Accumulated Deficit                                                                ($21,075,105)
                      --------------------------------------------------------                ------------------------
52            Market value adjustment                                                                        ($34,743)
                                                                                              ------------------------
53                TOTAL EQUITY (DEFICIT)                                                                  ($2,539,561)
                                                                                              ------------------------


54                TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                   $3,123,141
                                                                                              ------------------------
                                                                                              ------------------------

                                    SCHEDULES
                             (GENERAL BUSINESS CASE)
                                   ($       )
                                    --------

                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                 ACCOUNTS         ACCOUNTS PAYABLE
         Receivables and Payables Ageings                       RECEIVABLE         [POST PETITION]            POST PETITION DEBT
                                                                ----------          -------------             ------------------
            0 -30 Days
                                                             -----------------   --------------------  ---

            31-60 Days
                                                             -----------------   --------------------
            61-90 Days                                                                                                           $0
                                                             -----------------   --------------------     --------------------------
            91+ Days
                                                             -----------------   --------------------  ---
            Total accounts receivable/payable                              $0                     $0
                                                             -----------------   --------------------
                                                                                 --------------------
            Allowance for doubtful accounts
                                                             -----------------
            Accounts receivable (net)                                      $0
                                                             -----------------
                                                             -----------------

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


         TYPES AND AMOUNT OF INVENTORY(IES)                                  COST OF GOODS SOLD
         ----------------------------------                                  ------------------

                                                      INVENTORY(IES)        Inventory Beginning of Month
                                                                                                                  ------------------
                                                        BALANCE AT
                                                       END OF MONTH         Add -
                                                       ------------
         Retail/Restaurants -                                                       Net purchases
                                                                                                                  ------------------
            Product for resale                                                      Direct labor
                                                   ----------------------                                         ------------------
                                                                                    Manufacturing overhead
                                                                                                                  ------------------
         Distribution -                                                             Freight in
                                                                                                                  ------------------
            Product for resale                                                      Other:
                                                   ----------------------

                                                                                    ------------------------      ------------------
         Manufacturer -
                                                                                    ------------------------      ------------------
            Raw materials
                                                   ----------------------
            Work-in-progress                                                Less -
                                                   ----------------------
            Finished goods                                                          Inventory End of Month
                                                   ----------------------                                         ------------------
                                                                                    Shrinkage
                                                                                                                  ------------------
         Other -                                                                    Personal Use
                                                   ----------------------                                         ------------------
            Explain
                     ---------------------------
                                                                            Cost of Goods Sold                                   $0
            ------------------------------------                                                                  ------------------
                                                                                                                  ------------------

                 TOTAL                                                $0
                                                   ----------------------
                                                   ----------------------

         METHOD OF INVENTORY CONTROL                                     INVENTORY VALUATION METHODS
         ---------------------------                                     ---------------------------

         Do you have a functioning perpetual inventory system?           Indicate by a checkmark method of inventory valuation used.
                                Yes              No
                                    ----            ---
         How often do you take a complete physical inventory?            Valuation methods -
                                                                                 FIFO cost
                                                                                                         --------------------
            Weekly                                                               LIFO cost
                                    ----                                                                 --------------------
            Monthly                                                              Lower of cost or
                                    ----
            Quarterly                                                                market
                                    ----                                                                 --------------------
            Semi-annually                                                        Retail method
                                    ----                                                                 --------------------
            Annually
                                    ----
                                                                                 Other -
                                                                                                         --------------------
         Date of last physical inventory was      Unknown                            Explain
                                                  --------------------

                                                                                     -----------------------------------------------
         Date of next physical inventory is       N/A
                                                  --------------------               -----------------------------------------------


                                   SCHEDULE C
                                  REAL PROPERTY

            DESCRIPTION                                                       COST                     MARKET VALUE
            -----------                                                       ----                     ------------
            None

            -------------------------------------------                --------------------       ------------------------

            -------------------------------------------                --------------------       ------------------------

            -------------------------------------------                --------------------       ------------------------

            -------------------------------------------                --------------------       ------------------------
                 TOTAL                                                                  $0                             $0
                                                                       --------------------       ------------------------
                                                                       --------------------       ------------------------

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

            DESCRIPTION                                                       COST                     MARKET VALUE
            -----------                                                       ----                     ------------
            MACHINERY & EQUIPMENT -

            -------------------------------------------                --------------------       ------------------------

            -------------------------------------------                --------------------       ------------------------

            -------------------------------------------                --------------------       ------------------------

            -------------------------------------------                --------------------       ------------------------
                 TOTAL                                                                  $0                             $0
                                                                       --------------------       ------------------------
                                                                       --------------------       ------------------------

            FURNITURE & FIXTURES -

            -------------------------------------------                --------------------       ------------------------

            -------------------------------------------                --------------------       ------------------------

            -------------------------------------------                --------------------       ------------------------

            -------------------------------------------                --------------------       ------------------------
                 TOTAL                                                                  $0                             $0
                                                                       --------------------       ------------------------
                                                                       --------------------       ------------------------

            OFFICE EQUIPMENT -

            -------------------------------------------                --------------------       ------------------------

            -------------------------------------------                --------------------       ------------------------

            -------------------------------------------                --------------------       ------------------------
                 TOTAL                                                                  $0                             $0
                                                                       --------------------       ------------------------
                                                                       --------------------       ------------------------

            LEASEHOLD IMPROVEMENTS -

            -------------------------------------------                --------------------       ------------------------

            -------------------------------------------                --------------------       ------------------------

            -------------------------------------------                --------------------       ------------------------

            -------------------------------------------                --------------------       ------------------------
                 TOTAL                                                                  $0                             $0
                                                                       --------------------       ------------------------
                                                                       --------------------       ------------------------

            VEHICLES -

            -------------------------------------------                --------------------       ------------------------

            -------------------------------------------                --------------------       ------------------------

            -------------------------------------------                --------------------       ------------------------

            -------------------------------------------                --------------------       ------------------------
                 TOTAL                                                                  $0                             $0
                                                                       --------------------       ------------------------
                                                                       --------------------       ------------------------


                                   SCHEDULE E
                            PRE-PETITION LIABILITIES
                                                                             CLAIMED                      ALLOWED
         LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                         AMOUNT                     AMOUNT (b)
         -------------------------------------------                         ------                     ----------
            Secured claims  (a)
                                                                       --------------------       ------------------------
            Priority claims other than taxes
                                                                       --------------------       ------------------------
            Priority tax claims                                                   $101,776
                                                                       --------------------       ------------------------
            General unsecured claims                                            $5,265,259
                                                                       --------------------       ------------------------


            (a)      List total amount of claims even if under secured.

            (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                 SCHEDULE F

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                        FOR THE MONTH ENDED November, 1999
                                            --------------
                                 $
                                 ----------------

                      CURRENT MONTH
------------------------------------------------------
    ACTUAL           FORECAST        VARIANCE
    ------           --------        --------
                                                        REVENUES
                                             $0       1       Gross Sales
---------------   --------------   -------------
                                             $0       2       less: Sales Returns & Allowances
---------------   --------------   -------------
                                             $0       3       Net Sales
---------------   --------------   -------------
                                             $0       4       less: Cost of Goods Sold                (Schedule 'B')
---------------   --------------   -------------
                                             $0       5       Gross Profit
---------------   --------------   -------------
                                             $0       6       Interest
---------------   --------------   -------------
                                                      7       Other Income:
                                             $0       8       Miscellaneous
---------------   --------------   -------------              ---------------------------------------------------------------
                                             $0       9       Insurance Settlement
---------------   --------------   -------------              ---------------------------------------------------------------

            $0               $0              $0      10            TOTAL REVENUES
---------------   --------------   -------------


                                                        EXPENSES
                                             $0      11       Compensation to Owner(s)/Officer(s)
---------------   --------------   -------------
                                             $0      12       Salaries/Commissions
---------------   --------------   -------------
                                             $0      13       Management Fees
---------------   --------------   -------------
                                             $0      14       Depreciation
---------------   --------------   -------------
                                             $0      15       Taxes:
---------------   --------------   -------------
                                             $0      16            Employer Payroll Taxes
---------------   --------------   -------------
                                             $0      17            Real Property Taxes
---------------   --------------   -------------
                                             $0      18            Other Taxes
---------------   --------------   -------------
                                             $0      19       Other Selling
---------------   --------------   -------------
          $265                            ($265)     20       Other Administrative
---------------   --------------   -------------
                                             $0      21       Write-off Investment Subs
---------------   --------------   -------------
                                                     22       Other Expenses:
          $825                            ($825)     23       Storage Rental
---------------   --------------   -------------              ---------------------------------------------------------------
                                             $0      24       Accounting
---------------   --------------   -------------              ---------------------------------------------------------------
                                             $0      25       Press Release
---------------   --------------   -------------              ---------------------------------------------------------------
                                             $0      26       Telecommunications
---------------   --------------   -------------              ---------------------------------------------------------------
          $748                            ($748)     27       SEC Reporting
---------------   --------------   -------------              ---------------------------------------------------------------
                                             $0      28       Litigation Costs
---------------   --------------   -------------              ---------------------------------------------------------------
                                             $0      29       Write-off of Accounts Receivable
---------------   --------------   -------------              ---------------------------------------------------------------
                                             $0      30       Writedown of Notes Receivable
---------------   --------------   -------------              ---------------------------------------------------------------

        $1,838               $0         ($1,838)     31            TOTAL EXPENSES
---------------   --------------   -------------

       ($1,838)              $0         ($1,838)     32 SUBTOTAL
---------------   --------------   -------------

                                                        REORGANIZATION ITEMS
       $21,875                         ($21,875)     33       Professional Fees
---------------   --------------   -------------
                                             $0      34       Provisions for Rejected Executory Contracts
---------------   --------------   -------------
                                                              Interest Earned on Accumulated Cash
                                             $0      35            Resulting from Chp 11 Case
---------------   --------------   -------------
                                             $0      36       Gain or (Loss) from Sale of Equipment
---------------   --------------   -------------
          $250                            ($250)     37       US Trustee Fees
---------------   --------------   -------------              ---------------------------------------------------------------
                                             $0      38       Loss from Sale of Investments
---------------   --------------   -------------              ---------------------------------------------------------------

       $22,125               $0        ($22,125)     39            TOTAL REORGANIZATION ITEMS
---------------   --------------   -------------

      ($23,963)              $0        ($23,963)     40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES
---------------   --------------   -------------
                                             $0      41       Federal & State Income Taxes
---------------   --------------   -------------

      ($23,963)              $0        ($23,963)     42 NET PROFIT (LOSS)
---------------   --------------   -------------
---------------   --------------   -------------

       CUMULATIVE         NEXT MONTH
     (CASE TO DATE)        FORECAST
      ------------         --------
             $7,000
--------------------    --------------

--------------------    --------------
             $7,000                $0
--------------------    --------------
            $68,271
--------------------    --------------
           ($61,271)               $0
--------------------    --------------
                $92
--------------------    --------------

             $4,340
--------------------    --------------
           $130,000
--------------------    --------------

            $73,161                $0
--------------------    --------------




--------------------    --------------

--------------------    --------------

--------------------    --------------

--------------------    --------------

--------------------    --------------

--------------------    --------------

--------------------    --------------
             $2,303
--------------------    --------------

--------------------    --------------
             $2,322
--------------------    --------------
           $112,618
--------------------    --------------

             $6,045
--------------------    --------------
             $1,510
--------------------    --------------
               $725
--------------------    --------------
             $5,015
--------------------    --------------
            $10,263
--------------------    --------------
             $1,193
--------------------    --------------
            $55,156
--------------------    --------------
         $2,000,000
--------------------    --------------

         $2,197,150                $0
--------------------    --------------

        ($2,123,989)               $0
--------------------    --------------


           $387,993
--------------------    --------------

--------------------    --------------


--------------------    --------------
             $4,592
--------------------    --------------
             $3,000
--------------------    --------------
           $220,000
--------------------    --------------

           $606,401                $0
--------------------    --------------

        ($2,730,390)               $0
--------------------    --------------

--------------------    --------------

        ($2,730,390)               $0
--------------------    --------------
--------------------    --------------


(EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
FOR VARIANCES GRATER THAN +/- 10% ONLY)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                     FOR THE MONTH ENDED   November, 1999
                                          ----------------



CASH BALANCE BEGINNING OF MONTH                                                                                   $125,229
                                                                                                     ----------------------

CASH RECEIPTS  (1)                                                                                                      $0
                                                                                                     ----------------------

CASH DISBURSEMENTS  (1)                                                                                             $2,088
                                                                                                     ----------------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                                 ($2,088)
                                                                                                     ----------------------

CASH BALANCE END OF MONTH                                                                                         $123,141
                                                                                                     ----------------------
                                                                                                     ----------------------



RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------

                                                        ACCOUNT 1                ACCOUNT 2                 ACCOUNT 3
                                                        ---------                ---------                 ---------
BANK                                               Wells Fargo              Mallesons Stephen        Murray & Murray
                                                   ---------------------    ---------------------    ----------------------
ACCOUNT TYPE                                       Checking                 Trust Account            Trust Account
                                                   ---------------------    ---------------------    ----------------------
ACCOUNT NO.                                        0114-458243
                                                   ---------------------    ---------------------    ----------------------
ACCOUNT PURPOSE                                    General                  Litigation Trust         Deposit Trust
                                                   ---------------------    ---------------------    ----------------------

BALANCE, END OF MONTH                                           $71,968                  $26,173                   $25,000
                                                   ---------------------    ---------------------    ----------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                           $123,141
                                                   ---------------------
                                                   ---------------------



(1) Excluding bank transfers between your accounts.